UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2017

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

(918) 573-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Williams Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34831	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

(918) 573-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2017, The Williams Companies, Inc. (“Williams”) announced that Micheal G. Dunn has been named Executive Vice President and Chief Operating Officer of Williams and Williams Partners GP LLC, the general partner of Williams Partners L.P. (“WPZ”) effective as of February 27, 2017. Mr. Dunn, age 51, has over 25 years of energy industry leadership experience, most recently serving as President of Questar Pipeline and as Executive Vice President of Questar Corporation. Prior to joining Questar in 2015, Mr. Dunn served as President and Chief Executive Officer of PacifiCorp Energy since 2010, a subsidiary of Berkshire Hathaway Energy.

In connection with his appointment, Mr. Dunn will receive an annual base salary of $600,000 and will be eligible for an award under the Williams annual incentive plan (“AIP Plan”), at a target of 90% of his annual base salary. Actual bonus payments under the AIP Plan will be made at the discretion of the Board of Directors and generally will be based upon performance as compared to stated objectives and certain other factors as may be determined from time to time. Mr. Dunn will also be eligible for long-term incentive awards under Williams’ 2007 Long-Term Incentive Plan (“LTI Plan”) at an annual equity target of $2,500,000 through a combination of performance-based restricted stock units, time-based restricted stock units, and stock options. Actual awards under the LTI Plan will be made at the discretion of the Board of Directors and are generally based on corporate and individual performance. Mr. Dunn will also be eligible to participate in certain other benefits on the same terms and conditions as other Williams executives, and will be eligible to enter into a Change in Control Severance Agreement for Tier One executives.

There are no arrangements or understandings between Mr. Dunn and any other person pursuant to which he was selected as an officer. There are no existing relationships between Mr. Dunn, Williams, WPZ or any of their respective subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K or any familial relationship that would require disclosure under Item 401(d) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

	By:	/s/ Josh De Rienzis
Josh De Rienzis
VP, Corporate Secretary and Assistant General Counsel

WILLIAMS PARTNERS L.P.

By:	WPZ GP LLC, its General Partner

	By:	/s/ Josh De Rienzis
Josh De Rienzis
VP and Secretary

DATED: February 14, 2017